Fees Summary	Nov. 26, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 303,035,853
Previously Paid Amount	0
Total Fee Amount	41,849.24
Total Offset Amount	41,849.24
Net Fee	$ 0